FIRST ADDENDUM TO LICENCE AGREEMENT(Dated: December 30, 2010)

Between

YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED

a company duly registered under the laws of Israel of
P O Box 95, Rehovot 76100, Israel

(hereinafter, **"Yeda"**)

and

MODIGENTECH LIMITED

a company duly registered under the laws of Israel with registration number 513105205, of 3 Sapir Street, Weizmann Science Park, Nes Ziona, Israel

(hereinafter, **"the Company"**)

PREAMBLE:

WHEREAS: (A) Yeda and the company are parties to a License Agreement, dated December 30, 2010 (**"the License Agreement"**); and

(B) The Company has approached Yeda with a request to extend the scope of the permitted Products defined in the License Agreement, by removing the exception made for "drugs for long-acting insulin" from such definition; and

(C) Yeda is agreeable of the Company's request and the parties wish to amend the License Agreement to reflect the above understanding, upon the terms set out herein.

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES HERETO AS FOLLOWS:

1. Terms and phrases included in this First Addendum Agreement (**"this Amendment"**) which are defined in the License Agreement shall have the same meaning attributed to them therein, unless otherwise is specifically defined in this Amendment.

2. The License Agreement and this Amendment shall be read as one and shall represent the complete current understanding between the parties with respect to the subject matters hereof.

3. Subject only to the modifications contained herein, the provisions of the License Agreement shall remain unaltered and in full force and effect.

4. It is hereby agreed that sub-clause (iii) ("drugs for long-acting insulin") shall be removed from clause 1.2.10 of the License Agreement, so that clause 1.2.10 shall be read in its entirety, as follows:

"1.2.10 **"Products"** - shall mean any drugs, other than:

(i) in the fields of:

a) haemophilia A or B;
b) inhibitor haemophilia;
c) haemorrhage; and/or
d) von Willebrand Disease;

(ii) drugs containing any of the coagulation proteins known as Factors V, VII, VIIa, VIII or IX, including, in each case, any respective functional human protein molecule of any of the foregoing, including any fragment, subunit, derivative or modified form of any of the foregoing (whether recombinant or human plasma derived); or

((i) to (ii) above **"the Excluded Fields"**);"

IN WITNESS WHEREOF the parties hereto have set their signatures as of this 24 day of August, 2011.

for **YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED**		for **MODIGENTECH LTD.**	
Signature:	[signature]	Signature:	[signature]
Name		Name:	SHAI NOVIK
Title	Prof. Mudi Sheves, Chairman / Amir Naiberg, C.E.O.	Title:	PRESIDENT
Date:		Date:	8/24/2011